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                                                                    Exhibit 10.2


               THIRD AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
               --------------------------------------------------

     THIRD AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "Agreement") dated as of March 31, 2000, by and among 3-DIMENSIONAL PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and those stockholders of the Company whose names appear on the signature pages hereof.

                              W I T N E S S E T H
                              -------------------

     WHEREAS, certain of the parties hereto have entered into that certain Amended and Restated Stockholders' Agreement by and among them, dated as of January 6, 1998 (the "Stockholders' Agreement");

     WHEREAS, the Company has entered into a Series A-5 Preferred Stock Purchase Agreement, dated as of March 31, 2000 (the "Stock Purchase Agreement"), between the Company and the investors ("Investors") listed on Schedule 1 providing for the purchase by the Investors of shares of Series A-5 Preferred Stock, $.001 par value per share, of the Company, and, in connection therewith, the Company has agreed to enter into this Agreement which is Exhibit 3.2.3 of the Stock Purchase Agreement; and

     WHEREAS, in connection with the Stock Purchase Agreement, the parties hereto desire to amend and restate the Stockholders' Agreement as provided for herein.

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings hereunder and pursuant to the Stock Purchase Agreement, the parties hereto do hereby amend and restate the Stockholders' Agreement in its entirety and hereby agree as follows:

     SECTION 1.  Definitions.
                 -----------

     As used in this Agreement, the following terms shall have the following respective meanings:

          "Affiliate" shall mean, with respect to any specified Person, (i) any other Person which owns, directly or indirectly, individually or as part of a group (as such term is defined under the Exchange Act), greater than 50% of the voting stock or other capital interest of such specified Person or (ii) any other Person of whom greater than 50% of the voting stock is owned, directly or indirectly, individually or as part of a group (as such term is defined under the Exchange Act), by such specified Person.

          "Bylaws" shall mean the Bylaws of the Company, as amended.

          "Capital Stock" shall mean any (i) shares of Common Stock, Preferred Stock or any
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other equity security of the Company, (ii) debt securities convertible into or exchangeable for any equity security of the Company or (iii) options, warrants or other rights to subscribe for, purchase or otherwise acquire any such equity security or debt security of the Company.

          "Charter" shall mean the Certificate of Incorporation of the Company, as restated and/or amended from time to time.

          "Commission" shall mean the Securities and Exchange Commission or any other Federal agency administering the Securities Act at the applicable time.

          "Common Shares" shall mean the issued and outstanding shares of the Company's Common Stock.

          "Common Stock" shall mean the Company's authorized Common Stock, $.001 par value.

          "Equity Stock" shall have the meaning set forth in Rule 3a11-1 under the Exchange Act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute and the rules and regulations thereunder, as shall be in effect from time to time.

          "Excluded Stock" shall mean (a) the Preferred Shares, (b) the Option Shares, (c) Common Stock issuable upon conversion of the Preferred Shares, (d) the Warrants issued or issuable pursuant to the Loan Agreements dated as of December 15, 1994, as amended, August 15, 1995, December 12, 1995, February 12, 1996, June 20, 1996 and September 25, 1996 between the Company and certain of the Preferred Stockholders and the Common Stock issued pursuant to the exercise thereof, (e) the Warrants issued in connection with the Master Lease Agreement entered into between the Company and Transamerica Business Credit Corporation in June 1997 and the Common Stock issued pursuant to the exercise thereof, (f) securities issued pursuant to the acquisition of another corporation, partnership, joint venture, trust or other entity by the Company by merger, consolidation, stock acquisition, reorganization, or otherwise, whereby the Company, or its stockholders of record immediately prior to the effectiveness of such transaction, directly or indirectly, own at least the majority of the voting power of such other entity or the resulting or surviving corporation immediately after such transaction and (g) securities authorized by the affirmative vote of at least 75% of the Company's Board of Directors then in office to be issued in connection with (x) bridge loan financings from institutional and/or other accredited investors or (y) corporate partnering transactions or other strategic alliances with pharmaceutical or other companies related to the Company's business.

          "Family" shall include any spouse, lineal ancestor or descendant, or sibling.

          "Five Percent (5%) Stockholder" shall mean any Preferred Stockholder owning (either of record or beneficially), at any time, five percent (5%) or more of the Company's then outstanding Common Shares.

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          "Group" shall mean as to (a) a Preferred Stockholder that is a limited partnership, any and all of the venture capital limited partnerships now existing or hereafter arising that are "affiliates" (as defined by Rule 405 promulgated under the Securities Act), in whole or in part, of one or more general partners or of one or more general partners of a general partner of such Preferred Stockholder and any predecessor or successor partnership and any limited and general partners of any such partnership, (b) a Preferred
Stockholder that is a trust, any of the beneficiaries, settlers or grantors now existing or hereafter arising of, or any Person under common control with, such trust and (c) any other Preferred Stockholder, its Affiliates.

          "Holder" shall mean each Preferred Stockholder and each holder of the Warrants issued or issuable pursuant to the Loan Agreements dated as of December 15, 1994, as amended, August 15, 1995, December 12, 1995, February 12, 1996,
June 20, 1996 and September 25, 1996 between the Company and certain of the Preferred Stockholders or of the Common Stock issued pursuant to the exercise thereof and each holder of the Warrants issued or issuable pursuant to the 1999 Bridge Financing Agreements dated as of November 18, 1999 between the Company and certain of the Preferred Stockholders and the Common Stock issued or to be issued pursuant to the exercise thereof.

          "Initial Public Offering" shall mean the Company's initial distribution of Common Stock in an underwritten Public Offering to the general public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act resulting in gross proceeds (before underwriting commissions and offering expenses) to the Company of not less than $15 million.

          "Offer" shall have the meaning set forth in Section 4(b) hereof.

          "Offered Shares" shall have the meaning set forth in Section 4(a) hereof.

          "Option Shares" shall mean up to 9,325,000 shares of Common Stock issued, available for issuance or subject to options, warrants or rights granted or authorized to be granted to employees and others who provide services to the Company pursuant to any Stock Plan.

          "Person" shall mean and include a natural person, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

          "Preferred Shares" shall mean the issued and outstanding shares of the Company's Preferred Stock.

          "Preferred Stock" shall mean the Company's authorized Series A-1 Preferred Stock, $.001 par value, Series A-2 Preferred Stock, $.001 par value, Series A-3 Preferred Stock, $.001 par value, Series A-4 Preferred Stock, $.001 par value and Series A-5 Preferred Stock.

          "Preferred Stockholder" shall mean (a) each Person purchasing or who has purchased

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and holds Preferred Shares of the Company and (b) any Person to whom Preferred
Shares or Registrable Securities are Transferred and to whom registration rights are assigned in accordance with Section 6.10.

          "Preferred Stockholder's Group" shall mean each Person purchasing or who has purchased and holds Preferred Shares from the Company, together with any member of such Person's Group.

          "Pro Rata Fraction" shall have the meaning set forth in Section 4(a).

          "Public Offering" shall mean a distribution of Common Stock in an underwritten public offering to be the general public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act.

          "Registrable Securities" shall mean any shares of Common Stock issued or to be issued pursuant to the conversion of Preferred Shares, and any shares of Common Stock issued or to be issued pursuant to the exercise of the Warrants issued or issuable pursuant to the Loan Agreements dated as of December 15, 1994, as amended, August 15, 1995, December 12, 1995, February 12, 1995, June 20, 1996 and September 25, 1996 between the Company and certain of the Preferred Stockholders, and any Common Stock issued or to be issued pursuant to the exercise of the Warrants issued or issuable pursuant to the 1999 Bridge Financing Agreements dated as of November 18, 1999 between the Company and certain of the Preferred Stockholders.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute and the rules and regulations of the Commission thereunder, as shall be in effect at the applicable time.

          "Shares" shall mean and include all shares of voting capital stock of the Company now owned or hereafter acquired by any Preferred Stockholder or transferee of such Preferred Stockholder.

          "Stock Plan" shall mean the Company's Equity Compensation Plan or any stock option plan for officers, directors, employees and others who render services to the Company.

          "Transfer" shall include any direct or indirect sale, assignment, transfer, pledge, hypothecation or other disposition of any Shares or of any legal or beneficial interest therein.

     SECTION 2. Representations.
                ---------------

     2.1  By the Company.  The Company represents to each Preferred Stockholder
          --------------
that:

          (a) The execution, delivery and performance by the Company of this Agreement and all transactions contemplated in this Agreement have been duly authorized by all action required by law, its Charter, its Bylaws or otherwise.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

     2.2  By the Preferred Stockholders.  Each Preferred Stockholder, as to
          -----------------------------
itself or himself, represents to the Company and the other Preferred Stockholders that:

          (a) The execution, delivery and performance by such Preferred Stockholder of this Agreement and all transactions contemplated in this Agreement have been duly authorized by all action required by law, and by the certificate of incorporation and by-laws, partnership agreement or other governing instrument of such Preferred Stockholder.

          (b) This Agreement has been duly executed and delivered by such Preferred Stockholder and constitutes the legal, valid and binding obligation of such Preferred Stockholder enforceable against it or him in accordance with its terms.

     SECTION 3.  Legend on Shares and Notice of Transfer.
                 ---------------------------------------

     3.1  Restrictive Legends.    Each certificate evidencing Shares, and each
          -------------------
certificate evidencing Shares held by subsequent transferees of any such certificate, shall (unless otherwise permitted by the provisions of Section 3.2 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE THIRD AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF MARCH 31, 2000, AMONG 3-DIMENSIONAL PHARMACEUTICALS, INC. AND CERTAIN OTHER SIGNATORIES THERETO. NO TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF 3-DIMENSIONAL PHARMACEUTICALS, INC. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION UNLESS EXEMPTIONS THEREFROM ARE AVAILABLE UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAW.

     3.2  Notice of Transfer. (a)  Each of the Preferred Stockholders, and any
          ------------------
other holder of any Shares by acceptance thereof, agrees that, prior to any Transfer of any Shares, such holder will give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 3.2. Each such notice shall contain (i) a statement setting forth the intention of said holder's prospective transferee with respect to its retention or disposition of said Shares, and (ii) unless waived by the Company, an opinion of counsel for said holder (who may be the inside or staff counsel employed by said holder), or an opinion of counsel for the Company as to the necessity or non-necessity for registration under the Securities Act and applicable state securities laws in connection with such Transfer and stating the factual and statutory bases relied upon by counsel. The following provisions shall then apply:

          (i) If in the opinion of counsel for the Company the proposed Transfer of Shares may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of such Shares shall be entitled to Transfer such Shares in accordance with the intended method of disposition specified in the statement delivered by said holder to the Company.

          (ii) If in the opinion of counsel for the Company the proposed Transfer of such Shares may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of such Shares shall not be entitled to Transfer such Shares until the requisite registration or qualification is effective.

          (b) Each certificate evidencing the Shares issued upon such Transfer (and each certificate evidencing any balance of such Shares not transferred) shall bear the legend set forth in Section 3.1 hereof unless (i) in the opinion of counsel (reasonably acceptable to the Company) addressed to the Company the registration of future Transfers is not required by the applicable provisions of the Securities Act or applicable state securities laws; (ii) the Company shall have waived the requirement of such legend; or (iii) in the reasonable opinion of counsel to the Company, such Transfer shall have been made in connection with an effective registration statement filed pursuant to the Securities Act or in compliance with the requirements of Rule 144 or Rule 144A (or any similar or successor rule) promulgated under the Securities Act, and in compliance with applicable state securities laws.

          (c) Notwithstanding the provisions of this Section 3, in the case of a Transfer by a holder to a member of such holder's Group, no such opinion of counsel shall be necessary, provided that the transferee agrees in writing to be
                            --------
subject to Sections 3.1 and 3.2 hereof to the same extent as if such transferee were originally a signatory to this Agreement.

     SECTION 4. Rights to Purchase Additional Stock..
                ------------------------------------

          (a) Except for Excluded Stock, the Preferred Stockholders shall have the right to subscribe to any and all issuances of Capital Stock of the Company ("Offered Shares"). Each Preferred Stockholder shall have the right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of Shares then owned by such Preferred Stockholder and denominator of which shall be the aggregate number of Shares then owned by all of the Preferred Stockholders (the "Pro Rata Fraction"). For purposes of calculating the Pro Rata Fraction, each Preferred Share shall be deemed to represent the number of Common Shares into which the Preferred Share is then convertible.

          (b) In the event the Company shall propose to issue Capital Stock except for Excluded Stock, the Company shall give written notice (the "Offer") to each Preferred Stockholder, which shall set forth the number and kind or class of shares of Capital Stock proposed to be issued the terms and conditions thereof and the price therefor. Such notice shall be given at least 20 days prior to the issuance of such Capital Stock.

          (c) The Offer by its term shall remain open and irrevocable for a period of 20 days from the date of its delivery to such Preferred Stockholder ("20-Day Period").

          (d) The Preferred Stockholder shall evidence its acceptance of the Offer by delivering a written notice ("Notice of Acceptance"), signed by the Preferred Stockholder, setting forth the number of Offered Shares which the Preferred Stockholder elects to purchase. The Notice of Acceptance must be delivered to the Company prior to the end of the 20-Day Period.

          (e) If the Preferred Stockholders do not tender Notices of Acceptance for all of the Offered Shares, the Company shall have 90 days from the expiration of the 20-Day Period to sell all or any part of the Offered Shares refused by the Preferred Stockholders to any person(s), but only upon terms and conditions which are in all material respects no more favorable to such other person(s) than those set forth in the Offer.

          (f) Upon the closing of the sale of Offered Shares to any third party, each Preferred Stockholder shall purchase from the Company, and the Company shall issue and sell to such Preferred Stockholder, any Offered Shares for which such Preferred Stockholder tendered a Notice of Acceptance upon the terms specified in the Offer.

          (g) In each case, any Offered Shares not purchased either by the Preferred Stockholders or by any other person in accordance with this Section 4 may not be sold or otherwise disposed of until they are again offered to the Preferred Stockholder under the procedures specified in this Section 4.

          (h) If the Capital Stock to be issued by the Company is to be issued pursuant to a Public Offering, notwithstanding the time periods set forth above, the Company may require that the Preferred Stockholders make an election to either (i) commit to purchase shares of Capital Stock from the Company at the public offering price at the closing of the Public Offering or (ii) waive their rights to subscribe for additional shares of Common Stock to be issued in the Public Offering. Such election shall be made sufficiently in advance of the filing of the registration statement relating to the Public Offering as shall be reasonably requested by the Company.

          (i) The rights provided by this Section 4 may be assigned by any Preferred Stockholder to any and all members of its Group, provided that all
                                                           --------
such rights of any assignee to purchase Offered Shares will be subject to receipt of appropriate representations from such assignee as reasonably requested by the Company to ensure compliance with all applicable securities laws.

     SECTION 5.  Reporting of Public Information Rule 144.
                 ----------------------------------------

          (a) With a view to making available the benefits of Rule 144 under the Securities Act (or any similar or successor rule which may at any time permit the sale of Common Shares to the public without registration), at all times after ninety (90) days after any registration statement covering an offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

          (i) make and keep public information available, as those terms are defined in Rule 144 under the Securities Act;

          (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) furnish to each Preferred Stockholder promptly upon request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of Rule 144 (or any similar or successor rule).

          (b) With a view to making available the benefits of Rule 144A (or any similar or successor rule), the Company shall, upon request of a Preferred Stockholder, make and keep available such information as is required pursuant to that rule.

     SECTION 6.  Registration Rights.
                 --------------------

     6.1  Demand Registration Rights.  Upon written request by Holders
          --------------------------
representing in the aggregate at least 50% of the total number of Registrable Securities that have not been registered under the Securities Act, the Company shall use its best efforts to effect the registration under the Securities Act and registration or qualification under all applicable state securities laws of the Registrable Securities, as requested by the Holders all as provided in the following provisions of this Section 6. Holders may require the Company to effect no more than four registrations under the Securities Act, in the aggregate, upon the request of the Holders pursuant to this Section 6.1. Except as otherwise provided in Section 6.6., any registration which is not declared effective pursuant to the Securities Act and which does not remain effective as required by Section 6.5(a) below shall not constitute one of the four registrations which the Company is obligated to effect pursuant to this Section
6.1. A request by a Holder to have the Company effect the registration of Registrable Securities shall not obligate the Holder to convert them into Common Stock, whether on not the registration of the Registrable Securities shall become effective, provided that the Holder shall convert Registrable Securities into Common Stock prior to the sale of such Registrable Securities pursuant to such registration statement.

     6.2  Registration Requested by Holders.  Whenever the Company shall be
          ---------------------------------
requested, pursuant to Section 6.1 hereof, to effect the registration of any of the Registrable Securities under the Securities Act (a "Request for Registration"), the Company shall give notice of such proposed registration to all Holders at least 60 days before the Company files a registration statement and thereupon shall, as expeditiously as possible after such 60-day notice period, use its best efforts to effect the registration under the Securities Act and under all applicable state securities laws of:

          (a) all Registrable Securities which the Company has been requested to register pursuant to the Request for Registration; and

          (b) all other Registrable Securities which Holders have, within 20 days after the Company has given such notice, requested the Company to register;

all to the extent requisite to permit the sale or other disposition by the Holders so to be registered. If the Holders who requested the registration of Registrable Securities engage one or more underwriters to distribute such Registrable Securities, the Company shall permit the managing underwriter(s) and counsel to the underwriter(s) at the Company's expense to visit and inspect any of the properties of the Company, examine its books, take copies and extracts therefrom and discuss the affairs, finances and accounts of the Company with its officers, employees and public accountants (and by this provision the Company hereby authorizes said accountants to discuss with such underwriter(s) and such counsel its affairs, finances and accounts), at reasonable times and upon reasonable notice, with or without a representative of the Company being present. The Company shall have the right to include in any registration of Registrable Securities required pursuant to this Section 6.2 additional shares of its Common Stock ("Company Securities") or shares of Common Stock that have the benefit of duly exercised registration rights contractually binding on the Company ("Third Party Registrable Securities"), provided that if any Registrable
                                                --------
Securities to be so registered for sale are to be distributed by or through underwriters, then all Registrable Securities to be so registered for sale, Company Securities and Third Party Registrable Securities, if any, shall be included in such underwriting on the same terms and provided, further that if,
                                                    --------  -------
in the written opinion of the managing underwriter(s) the total amount of such securities to be registered will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall exclude from such underwriting (x) first, the maximum number of Company Securities and Third Party Registrable Securities as is necessary in the opinion of the managing underwriter(s) to reduce the size of the offering and (y) then, the minimum number of Registrable Securities, pro rata to the extent practicable, on the
                                  --- ----
basis of the number of Registrable Securities requested to be registered among the participating Holders, as is necessary to reduce the size of the offering. (A registration that covers both Registrable Securities and Company Securities or Third Party Registrable Securities shall be deemed to have been requested pursuant to a Request for Registration if the Registrable Securities constitute at least 50% of the total offering on the effective date of the registration statement but shall not be deemed to be one of the four registrations referred to in Section 6.1 hereof if the Registrable Securities constitute less than 50% of the total offering on the effective date of the registration statement.)

     6.3  "Piggyback" Registrations. (a)  If the Company at any time proposes
           ------------------------
other than in accordance with a Request for Registration to register any of its securities under the Securities Act on Form S-1, S-2 or S-3 or on any other form upon which the Registrable Securities may be registered for sale to the general public, solely for cash, whether for its own account or for the account of others, the Company will at each such time give notice to all Holders of such proposal at least 30 days before the Company files a registration statement. Upon the request of any Holder given within 20 days after the Company has given such notice, the Company will cause the Registrable Securities which the Company has been requested to register by such Holder to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by such Holder of the Registrable Securities so registered.

          (b) If securities are to be registered for sale under a registration not initiated by a Request for Registration and are to be distributed for the account of the Company by or through a firm of underwriters then any Registrable Securities which the Company has been requested to register pursuant to clause
(a) of this Section 6.3 shall also be included in such underwriting on the same terms as other securities of the same class as the Registrable Securities included in such underwriting, provided that if, in the written opinion of the
                               --------
managing underwriter(s), the total amount of such securities to be so registered and distributed for the account of the Company, when added to the Registrable Securities and the securities held by holders of securities other than the Registrable Securities, if any, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then (subject to clause (d) of this Section 6.3) the Company shall exclude from such underwriting (x) first, the maximum number of securities, if any, other than Registrable Securities, being sold for the account of persons other than the Company as is necessary to reduce the size of the offering and (y) then, the minimum number of Registrable Securities, pro
                                                                         ---
rata to the extent practicable, on the basis of the number of Registrable
----
Securities requested to be registered among the participating Holders, as is necessary in the opinion of the managing underwriter(s) to reduce the size of the offering.

          (c) If securities are to be registered for sale under a registration not initiated by a Request for Registration and are to be distributed for the account of holders of Third Party Registrable Securities or holders (other than the Company) of other securities of the Company other than Registrable Securities by or through a firm of underwriters of recognized standing under underwriting terms appropriate for such transaction, then any Registrable Securities which the Company has been requested to register pursuant to clause
(a) of this Section 6.3 shall also be included in such underwriting on the same terms as other securities included in such underwriting, provided that if, in
                                                         --------
the written opinion of the managing underwriter or underwriters, the total amount of such securities to be so registered, when added to such Registrable Securities, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall exclude from such underwriting the number of Registrable Securities and other securities, pro rata to the extent practicable,
                                             --- ----
on the basis of the number of securities requested to be registered, as is necessary to in the opinion of the managing underwriter(s) to reduce the size of the offering.

          (d) Notwithstanding Section 6.3 (a) and (b), the Company shall not exclude more Registrable Securities from registration than is necessary to reduce the number of Registrable Securities to be registered to one-fifth of the total number of securities to be registered, provided, however, that the Company
                                             --------  -------
may exclude all Registrable Securities from registration in connection with the Company's Initial Public Offering in its sole discretion, whether or not such exclusion is required in the opinion of the managing underwriter(s).

     6.4  Registrations on S-3.  At such time as the Company shall have
          --------------------
qualified for the use of Form S-3 (or any successor form promulgated under the Securities Act), each Holder shall have the right to request in writing an
unlimited number of registrations on Form S-3.    Each such request by a Holder
shall: (a) specify the number of Registrable Securities which the Holder intends to sell or dispose of, and (b) state the intended method by which the Holder intends to sell or dispose of such Registrable Securities. Upon receipt of a request pursuant to this Section 6.4, the Company shall use its best efforts to effect such registration or registrations on Form S-3. Notwithstanding the foregoing: (i) the Company shall not be obligated to effect more than one such registration on Form S-3 pursuant to this Section 6.4 during any thirteen-month period (provided that this limitation shall not apply to any member of a Preferred Stockholder Group if a member of such Preferred Stockholder Group has not caused the Company to effect at least one such registration on Form S-3 during the proceeding thirteen-month period), and (ii) the Company shall not be obligated to effect any registration on Form S-3 under this Section 6.4 if the Holders propose to sell in the aggregate a number of Registrable Securities that they otherwise would be eligible to sell during one three-month period in compliance with Rule 144 under the Securities Act.

     6.5  Company's Obligations in Registration.  Whenever the Company is
          -------------------------------------
obligated to effect the registration of any Registrable Securities under the Securities Act, as expeditiously as possible the Company will use its best efforts to:

          (a) prepare and file with the Commission, a registration statement with respect to such Registrable Securities and cause such registration statement to become and remain effective, provided that the Company shall not be
                                          --------
required to keep such registration statement effective, or to prepare and file any amendments or supplements thereto, later than the last business day of the fifteenth month following the date on which such registration statement becomes effective under the Securities Act or such longer period during which the Holders registered thereunder shall pay all expenses reasonably incurred to keep such registration statement effective with respect to any of the Registrable Securities so registered and provided, further, that in the event the Commission
                             --------  -------
shall have declared any other registration statement with respect to an offering of securities of the Company to be effective within four months prior to the Company's receiving a Request for Registration, the Company may delay the effective date of the registration statement filed in response to the Request for Registration until six months after the effective date of the previous registration statement;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement whenever the Holders covered by such registration statement shall desire to dispose of the same;

          (c) furnish to the Holders for whom such Registrable Securities are registered or are to be registered such numbers of copies of a printed prospectus, including a preliminary prospectus and any amendments or supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as such Holders may reasonably request in order to facilitate the disposition of such Registrable Securities;

          (d) notify each Holder at any time when a prospectus relating to the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of any Holder prepare and furnish to such Holder any reasonable number of copies of any supplement to or amendment of such prospectus necessary so that, as thereafter delivered to any purchaser of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (e) register or qualify the Registrable Securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as the Holders for whom such Registrable Securities are registered or are to be registered shall reasonably request, and do any and all other reasonable acts and things which may be necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of such Registrable Securities, provided that the Company shall not be required to do business or to
            --------
file a general consent to service of process in any such states or jurisdictions, and provided, further, that (notwithstanding any other provision
                   --------  -------
of this Agreement with respect to the bearing of expenses) if any jurisdiction in which the Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualifications of the Registrable Securities in that jurisdiction be borne by the Holders thereof and not by the Company, then such expenses shall be payable by the selling Holders pro rata, to
                                                                    --- ----
the extent required by such jurisdiction;

          (f) furnish to the Holders for whom such Registrable Securities are registered or are to be registered an agreement satisfactory in form and substance to them by the Company and each of its officers, directors and holders of 5% or more of any class of capital stock, that during the 30 days before and the 180 days after the effective date of any underwritten public offering, the Company and such officers, directors and 5% security holders shall not offer, sell, contract to sell or otherwise dispose of any shares of capital stock or securities convertible into capital stock, except as part of such underwritten public offering and except that gifts may be made to relatives or their legal representatives upon the condition that the donees agree in writing to be bound by the restrictions contained in this clause (f) of Section 6.5;

          (g) in connection with any underwritten offering, furnish to the Holders for whom such Registrable Securities are registered or are to be registered at the closing of the sale of such Registrable Securities by such Holders a signed copy of (i) an opinion or opinions of counsel for the Company acceptable to such Holders in form and substance as is customarily given to underwriters in public offerings, and (ii) a "cold comfort" letter from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering, to the extent that such "cold comfort" letters are then available to selling stockholders;

          (h) otherwise use its efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (i) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar equity securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or, if similar equity securities are not listed, to use its best efforts to cause such Registrable Securities to be included on the Nasdaq National Market of The Nasdaq Stock Market, Inc.;

          (j) in connection with any underwritten offering, enter into an underwriting agreement with the underwriters of such offering in the form customary for such underwriters for similar offerings, including such representations and warranties by the Company, provisions regarding the delivery of opinions of counsel for the Company and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings; and

          (k) permit any Holder who, in the sole judgment, exercised in good faith, of such Holder, might be deemed to be a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, that in the judgment of such Holder, as aforesaid, should be included.

     6.6  Payment of Registration Expenses.  The costs and expenses of all
          --------------------------------
registrations and qualifications under the Securities Act, and of all other actions which the Company is required to take or effect pursuant to this Section 6, shall be paid by the Company or holders of Third Party Registrable Securities or other securities of the Company other than Registrable Securities, if any (including, without limitation, all registration and filing fees, printing expenses, auditing costs and expenses, and the reasonable fees and disbursements of counsel for the Company and, in connection with registrations under Section 6.1, one special counsel for the Holders) and the Holders shall pay only the underwriting discounts and commissions and transfer taxes, if any, relating to the Registrable Securities sold by them; provided that the Company shall pay
                                         --------
without reimbursement such costs and expenses of no more than four registrations which become effective under the Securities Act as a result of requests for registration pursuant to Section 6.4, and provided, further, that the Company
                                          --------  -------
shall not be obligated to pay for any costs or expenses incurred in connection with a registration begun pursuant to a Request for Registration under Section
6.1 if such Request for Registration is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such costs and expenses) unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration under Section 6.1, and provided, further, that
                                                        --------  -------
in the event more than four
registrations of Registrable Securities become effective under the Securities Act as a result of requests for registration pursuant to Section 6.4, the Holders and holders of other securities, if any, included in such registrations shall reimburse the Company pro rata for all registration and filing fees, reasonable printing expenses, reasonable auditing costs and expenses (excluding costs and expenses of the Company's annual audit) and the reasonable fees and expenses of counsel for the Company and such reimbursement shall be made to the Company within five business days after the effective date of such a registration statement.

     6.7  Information from Holders.  Notices and requests delivered by Holders
          ------------------------
to the Company pursuant to this Section 6 shall contain such information regarding the Registrable Securities to be so registered and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken. Each Holder hereby agrees to provide the Company, or its agents or designees, with all information reasonably required in connection with the registration under the Securities Act or any applicable state securities law of any Registrable Securities.

     6.8  Indemnification.  (a)  In the event of any registration under the
          ---------------
Securities Act of any Registrable Securities pursuant to this Section 6, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder disposing of such Registrable Securities and each other person, if any, which controls (within the meaning of the Securities Act) such Holder and each other person (including underwriters) who participates in the offering of such Registrable Securities, against any losses, claims, damages or liabilities, joint or several, to which such Holder or controlling person or participating person may become subject under the Securities Act or otherwise, to the extent that such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein (in the case of a prospectus, in the light of the circumstances under which they were made) or necessary to make the statements therein not misleading, and will reimburse such Holder and each such controlling person or participating person for any legal or any other expenses reasonably incurred by such Holder or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding, provided that the Company will not be liable in any
                         --------
such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by any such Holder or any such controlling or participating person, as the case may be, specifically for use in the preparation thereof unless such Holder or such controlling or participating person, as the case may be, in writing corrects such information or provides additional information in a manner such that the Company could reasonably correct such untrue statement or omission contained in any such filings, and provided, further, that the Company will not
                                   --------  -------
be liable for any amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the consent of the Company. Each such Holder will, if requested by the Company prior to the initial filing of any such registration statement, agree in writing, severally but not jointly, to indemnify and hold harmless the Company and each person which controls (within the meaning of the Securities
Act) the Company and each other person (including underwriters) who participates in the offering of such Registrable Securities against all losses, claims, damages and liabilities to which the Company or such controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent that any such loss, claim, damage or liability arises out of or is based upon any such statement or omission made in such registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and specifically stated to be for use in the preparation thereof unless such Holder in writing corrects such information or provides additional information in a manner such that the Company could reasonably correct such untrue statement or omission contained in any such filings. Each indemnified party shall cooperate with each indemnifying party in defending any loss, claim, damage, liability or proceeding.

          (b) To the extent permitted by law, indemnification similar to that specified in the preceding clause of this Section 6.8 (with appropriate modifications) shall be given by the Company and, at the Company's request, each Holder with respect to any registration or other qualification of securities under any state securities and "blue sky" laws.

          (c) If the indemnification provided for in clause (a) and (b) of this
Section 6.8 is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party referred to in clauses (a) and (b) of this
Section 6.8 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omissions. The parties agree that it would not be just and equitable if contributions pursuant to this clause were to be determined by pro rata allocation or by any other method of allocation
                    --- ----
which does not take account of the equitable considerations referred to in the first sentence of this clause. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this clause shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any loss, claim, damage, liability or proceeding which is the subject of this clause. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) Each indemnified party shall notify the indemnifying party in writing within 10 days after its receipt of notice of the commencement of any action against it in respect of which indemnity may be sought from the indemnifying party pursuant to this Section 6.8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party, the indemnifying party will be entitled to participate in the defense with counsel satisfactory to such indemnified party. Each indemnified party shall cooperate with each indemnifying party in defending any loss, claim, damage, liability or proceeding.

          (e) Notwithstanding clauses (a) through (c) of this Section 6.8, the aggregate amount which may be recovered by the Company, controlling persons of the Company or underwriters from each Holder pursuant to the indemnification and contribution provided for in this Section 6.8 shall be limited to the total net proceeds for which the Registrable Securities were sold by such Holder.

          (f) Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of Registrable Securities, the Company, the selling stockholders and the underwriter(s) enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification and contribution among the parties, the indemnification and contribution provisions of this Section 6.8 shall be deemed inoperative for purposes of such offering.

     6.9  Market Stand-Off Agreement.  Each Holder agrees, if requested by the
          --------------------------
Company or an underwriter in connection with a Public Offering, that during the 30 days before and the 180 days after the effective date of any Public Offering, such Holder shall not offer, sell, contract to sell or otherwise dispose of any shares of Capital Stock or securities convertible into Capital Stock, except as part of such Public Offering. The Company may impose stop transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the stand-off period. The foregoing provisions shall not apply to any Holder after the Company's Initial Public Offering if the Holder or its group (as defined in the Exchange Act) beneficially owns less than 5% of the Company's Common Stock.

     6.10 Assignment of Registration Rights.  The right to cause the Company to
          ---------------------------------
register Registrable Securities pursuant to this Section 6 may be assigned by a Holder to any member of such Holder's Group or in connection with a Transfer of any Registrable Securities representing at least 1% of the then outstanding Registrable Securities, provided that such assignment shall be effective only if
                        --------
the transferee becomes a party to this Agreement and agrees to be bound as a Preferred Stockholder hereunder, and provided, further, that such registration
                                     --------  -------
rights may not be Transferred to a competitor of the Company (as determined in good faith by the Board of Directors) unless such Transfer is to a member of such Holder's Group. A Holder shall retain all rights under this Section 6 with respect to all Registrable Securities that are not subject to such Transfer.

     6.11 Amendment of Registration Rights.  Any provision of this Section 6 may
          --------------------------------
be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding; provided, however, any amendment or waiver which adversely affects Rho Management Trust II, Abingworth Bioventures SICAV, Biotech Growth SA or any member of any of their Groups may not be made without the written consent of Rho Management Trust II, Abingworth Bioventures SICAV or Biotech Growth SA and/or their respective Group member, as the case may be. Any amendment or waiver effected in accordance with this Section 6.11 shall be binding upon each Preferred Stockholder, each future Holder and the Company.

     6.12 Rights That May Be Granted To Subsequent Investors.  (a) Within the
          --------------------------------------------------
limitations prescribed by this paragraph (a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those provided in Section 6.3). Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations actually requested by initiating Holders pursuant to Section 6.1, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Securities requested by Holders and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as remains after inclusion of all Registrable Securities.
With respect to registrations which are for Public Offerings, "available portion" shall mean the portion of the underwritten shares that is available as specified in clauses (i) and (ii) of the third sentence of this paragraph (a). Shares not included in such underwriting shall not be registered.

          (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Section 6.1) unless (i) such rights are limited to shares of Common Stock, (ii) all Holders are given enforceable contractual rights to participate in registrations requested by such subsequent investors, such participation to be on a pro rata
                                                                      --- ----
basis and subject to the limitations described in the final three sentences of paragraph (a) of this Section 6.12, (iii) such rights shall not become effective prior to 90 days after the effective date of the first registration pursuant to
Section 6.1 and (iv) such rights shall not be more favorable than those granted to the Holders.

     6.13 Termination of Obligations.  Notwithstanding any other provisions of
          --------------------------
this Agreement, all of the obligations of the Company under this Section 6 shall terminate as to any Holder on the first day that such Holder may freely sell such Registrable Securities in compliance with Rule 144(k) as now in effect or hereafter amended under the Securities Act, provided that in the event such
                                            --------
Holder becomes an affiliate of the Company (as defined in Rule 144 under the Securities Act) after such date and prior to December 31, 2007, the Company's obligations under this Section 6 shall survive and continue as to such Holder during the period in which such Holder is an affiliate of the Company (as defined in Rule 144 under the Securities Act), and provided, further, that
                                                   --------  -------
notwithstanding the provisions of this Section 6.13, all of the obligations of the Company under this Section 6 shall terminate as to all Holders on December 31, 2007.

     SECTION 7. Duration of Agreement.  The rights and obligations of each
                ---------------------
Preferred Stockholder, except the rights and obligations contained in Sections 5 and 6 hereof, and the covenants hereunder to that Preferred Stockholder shall terminate as to each Preferred Stockholder upon the earlier of (i) December 31, 2007 and (ii) the closing of the Initial Public Offering by the Company. The obligations contained in Sections 5 and 6 shall survive indefinitely until, by their respective terms, they are no longer applicable.

     SECTION 8.  Remedies.  In case any one or more of the covenants and/or
                 --------
agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach; and/or an action for specific performance of any such covenant or agreement contained in this Agreement and/or a temporary or permanent injunction, in any case without showing any actual damage. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof. Any purported Transfer in violation of the provisions of this Agreement shall be void ab initio. -- ------

     SECTION 9.  Successors and Assigns.  Except as otherwise expressly
                 ----------------------
provided herein, this Agreement shall bind and inure to the benefit of the Company, each of the Preferred Stockholders and the respective successors or heirs and personal representatives and permitted assigns of the Company and each of the Preferred Stockholders. Each Preferred Stockholder agrees further that it shall not transfer any Shares to any Person not a party to this Agreement unless such Person becomes a party to this Agreement contemporaneously with such transfer by executing and delivering to the Company an agreement to be bound hereby, whereupon such Person shall be deemed a Preferred Stockholder and shall have the same rights and obligations as other Preferred Stockholders.

     SECTION 10.  Entire Agreement.  This Agreement supersedes all prior
                  ----------------
agreements among the parties with respect to its subject matter (including without limitation the Amended and Restated Stockholders' Agreement, dated as of January 6, 1998, which is hereby terminated and of no further force or effect), and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto.

     SECTION 11.  Notices.  All notices, requests, consents and other
                  -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person, duly sent by first class registered or certified airmail, postage prepaid, or telecopied or telexed to such party at the address or telecopier number set forth below, or such other address or telecopier number as may hereafter be designated in writing by the addressee; provided, however, that if the Preferred Stockholder is foreign, notice shall be sent by both two-day guaranteed international air courier, and telecopied or telexed to such Preferred Stockholder:

          (a)  If to the Company:

               3-Dimensional Pharmaceuticals, Inc.
               Eagleview Corporate Center

               665 Stockton Drive, Suite 104
               Exton, PA  19341
               Telecopier No.: (610) 458-8249
               Attention:  Thomas P. Stagnaro, President
                           and Chief Executive Officer

               with a copy to:

               Morgan, Lewis & Bockius LLP
               2000 One Logan Square
               Philadelphia, PA  19103-6993
               Telecopier No.: (215) 963-5299
               Attention:  David R. King, Esq.

          (b) If to HealthCare Ventures III, L.P. and HealthCare Ventures IV,
L.P.:

               44 Nassau Street
               Princeton, NJ  08542-4511
               Telecopier No.: (609) 430-9525
               Attention:  Jeffrey Steinberg

               with a copy to:

               Counsel to HealthCare Ventures III, L.P. and
               HealthCare Ventures IV, L.P. pursuant to instructions received from such Preferred Stockholders

          (c)  If to Rho Management Trust II:

               c/o Rho Management Co., Inc.
               767 Fifth Avenue - 43rd Fl.
               New York, NY  10153
               Telecopier No.: (212) 751-3613
               Attention:  Joshua Ruch

               with a copy to:

               Gregory F.W. Todd, Esq.
               888 7th Avenue - 45th Floor
               New York, NY  10019
               Telecopier No.: (212) 246-5454

          (d)  If to Hudson Trust:

               Hudson Trust

               The Office Center
               666 Plainsboro, Suite 445
               Plainsboro, NJ  08536
               Attention:  Tina March

          (e)  If to Commonwealth Venture Partners II, L.P.:

               c/o Philadelphia Ventures, Inc.
               The Bellevue
               200 South Broad Street
               Philadelphia, PA  19102
               Attention:  Thomas R. Morse

          (f)  If to Larry Abrams:

               24 Central Park South
               New York, NY  10019

          (g)  If to M & G Equities:

               c/o American Stock Transfer & Trust Company
               40 Wall Street
               New York, NY  10005
               Attention:  Michael Karfunkel

          (h)  If to Henry Rothman:

               209 West 86th Street
               New York, NY  10024

          (i)  If to Abingworth Bioventures SICAV

               Abingworth Bioventures SICAV
               c/o Sanne & Cie
               Boite Postale 566
               L-2015 Luxembourg
               Telecopier No.: (352) 43 54 10
               Attention:  Karl U. Sanne

               With a copy to:

               Abingworth Management Limited
               26 St. James's Street
               London SW1A 1HA
               England

               Telecopier No.: 44 171 930-1891
               Attention:  Stephen Bunting, Ph.D.

               and to:

               Testa, Hurwitz & Thibeault, LLP
               High Street Tower
               125 High Street
               Boston, MA  02110
               Telecopier No.:  (617) 248-7100
               Attention:  Kenneth J. Gordon, Esq.
          (j)  If to Sentron Medical, Inc.

               4445 Lake Forest Drive, Suite 600
               Cincinnati, OH 45252
               Telecopier No.: (513) 563-3261
               Attention:  Rick D'Augustine

          (k)  If to the State of Michigan Retirement Systems:

               Department of Treasury
               Treasury Building
               430 Allegan
               Lansing, MI 48922
               Telecopier No.: (517) 335-3668
               Attention:  Joseph A. Taylor

          (l)  If to Aetna Life Insurance Company

               151 Farmington Avenue - RC21
               Hartford, CT 06156-9000
               Telecopier No.: (860) 273-8650
               Attention:  David Clarke, Managing Director

          (m)  If to Biotech Growth SA

               c/o Bellevue Asset Management AG
               Grafenauweg 4
               CH-6301 Zug
               Switzerland
               Telecopier No.: 011-41-724-5958
               Attention:  Dr. Andreas Bremer

               With a copy to:

               Baker & McKenzie
               815 Connecticut Avenue, N.W.
               Washington, DC 20006
               Telecopier No.: (202) 452-7072
               Attention:  Daniel Goelzer, Esq.



     All such notices, requests, consents and communications shall be deemed to have been given (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of telex or telecopier transmission, on the date on which the sender receives machine confirmation of such transmission, and (iii) in the case of mailing, on the fifth business day following the date of such mailing. Notwithstanding the above, any notice or communication to an address outside the United States shall additionally be given by telecopier and confirmed in writing sent by two day guaranteed international courier.

     SECTION 12.  Changes.  Except as otherwise provided in Section 6.11, the
                  -------
terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of (i) the Company, and (ii) the holders of a majority of the voting power of the Shares; provided, however, any modification, amendment or
                            --------  -------
waiver which adversely affects Rho Management Trust II, Biotech Growth SA or any member of either of their Groups may not be made without the written consent of Rho Management Trust II or Biotech Growth SA and/or their respective Group member, as the case may be.

     SECTION 13.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 14.  Headings.  The headings of the various sections of this
                  --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 15.  Nouns and Pronouns.  Whenever the context may require, any
                  ------------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice- versa.

     SECTION 17. Severability.  Any provision of this Agreement that is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. Such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

    SECTION 17.  Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with (a) the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of law thereof and (b) the laws of the State of Delaware applicable to corporations organized under the laws of such state.


    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written, in the case of corporations by their respective officers thereunto duly authorized.


                              3-DIMENSIONAL PHARMACEUTICALS, INC.


                              By:  /s/ David C. U'Prichard
                                 _____________________________________


                              STOCKHOLDERS:
                              ------------

                              HEALTHCARE VENTURES III, L.P.

                              By:  HealthCare Partners III, L.P.,
                                    its General Partner


                                    By:  /s/ Jeffrey Steinberg
                                       _______________________________


                              HEALTHCARE VENTURES IV, L.P.

                              By:  HealthCare Partners IV, L.P.
                                    Its General Partner


                                    By:  /s/ Jeffrey Steinberg
                                       ___________________________

                              HEALTHCARE VENTURES V, L.P.

                              By:  HealthCare Partners V, L.P.
                                    Its General Partner


                                    By:  /s/ Jeffrey Steinberg
                                       ___________________________

                              RHO MANAGEMENT TRUST II (formerly Everest Trust)


                              By:  /s/ Illegible
                                 __________________________________


                              HUDSON TRUST


                              By:  /s/ Scott Ciccone
                                 _______________________________


                              COMMONWEALTH VENTURE PARTNERS II, L.P.

                              By:     Charles A. Burton
                                   ________________________________
                                    Its General Partner


                                    By:  /s/ Charles A. Burton
                                       ___________________________


                              M & G EQUITIES


                              By:  /s/ Michael Karfunkel
                                 __________________________________


                                /s/ Larry Abrams
                              __________________________________
                              LARRY ABRAMS


                                /s/ Henry Rothman
                              __________________________________
                              HENRY ROTHMAN


                              ABINGWORTH BIOVENTURES SICAV


                              By:  /s/ M. - Rose Dock
                                 __________________________________

                              SENTRON MEDICAL, INC.


                              By:  /s/ Steve R. Gailar
                                 __________________________________


                              STATE TREASURER OF THE STATE OF
                              MICHIGAN, CUSTODIAN OF THE MICHIGAN
                              PUBLIC SCHOOL EMPLOYEES' RETIREMENT
                              SYSTEM, STATE EMPLOYEES' RETIREMENT
                              SYSTEM, MICHIGAN STATE POLICE
                              RETIREMENT SYSTEM, AND MICHIGAN
                              JUDGES RETIREMENT SYSTEM


                              By:
                                 __________________________________


                              AETNA LIFE INSURANCE COMPANY


                              By:  /s/ David Clarke
                                 __________________________________


                              BIOTECH GROWTH SA


                              By:  Nora Frey
                                 __________________________________


                              By:  /s/ Nora Frey
                                 __________________________________